STROOCK & STROOCK & LAVAN LLP
180 MAIDEN LANE
NEW YORK, NY 10038-4982

November 17, 2010

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, DC 20549
Attention: Keith A. O’Connell

Re:	The Lazard Funds, Inc.
Post-Effective Amendment No. 54 to Registration Statement on Form N-1A
(Registration Nos.: 811-06312; 33-40682)

Ladies and Gentlemen:

On behalf of the above-referenced fund (the “Fund”), transmitted for filing pursuant to Rule 485(a)(2) under the Securities Act of 1933, as amended (the “1933 Act”), is Post-Effective Amendment No. 54 (the “Amendment”) to the Fund’s Registration Statement on Form N-1A. The Amendment is being filed in order to add two new series to the Fund – Lazard Emerging Markets Debt Portfolio (the “Emerging Markets Debt Portfolio”) and Lazard U.S. Municipal Portfolio (the “U.S. Municipal Portfolio,” and together, the “New Portfolios”). The statement of additional information included in the Amendment is marked to show changes from the statement of additional information filed pursuant to Rule 497 under the 1933 Act on October 8, 2010.

Lazard Emerging Markets Debt Portfolio. The Emerging Markets Debt Portfolio’s investment objective is to seek total return from current income and capital appreciation. The Emerging Markets Debt Portfolio will invest primarily in debt securities issued or guaranteed by governments, government agencies or supranational bodies or companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds, convertible securities, commercial paper, collateralized debt obligations, short- and medium-term obligations and other fixed-income obligations, and may invest in money market instruments such as certificates of deposit. Under normal circumstances, the Emerging Markets Debt Portfolio will invest at least 80% of its assets in debt securities that are economically tied to emerging market countries.

Lazard U.S. Municipal Portfolio. The U.S. Municipal Portfolio’s investment objective is to seek current income exempt from regular federal income taxes, consistent with preservation of capital. The U.S. Municipal Portfolio will invest primarily in securities that are rated investment grade by one or more nationally recognized statistical rating organizations, or, if unrated, determined by Lazard Asset Management LLC, the New Portfolios’ investment manager, to be of comparable quality. Under normal circumstances, the Portfolio will invest at least 80% of its assets in municipal securities, the interest on which is, in the opinion of the issuer’s counsel at the time of issuance, exempt from regular federal income tax.

The types of investments the New Portfolios may make, except for certain municipal securities and related investments that may be made by the U.S. Municipal Portfolio, are those in which other Fund portfolios may invest. Disclosure regarding such investments is the same as the existing disclosure for such other portfolios, which has previously been reviewed by the staff (the “Staff”) of the Securities and Exchange Commission. The distribution of the New Portfolios’ Institutional Shares and Open Shares and the process for determination of net asset value will be identical to that of the other Fund portfolios.

The Fund intends to file a further post-effective amendment pursuant to Rule 485(b) under the 1933 Act prior to effectiveness of the Amendment in order to complete missing information, file outstanding exhibits and respond to any comments the Staff may have on the Amendment.

Please telephone the undersigned at 212.806.6173, or Janna Manes of this office at 212.806.6141, if you have any questions.

Very truly yours,

/s/ Linda Y. Kim

Linda Y. Kim

cc:       Janna Manes